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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 27, 2001 relating to the financial statements and financial statement schedule of Veritas DGC Inc., which appears in Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 2001.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Houston, TX
February 26, 2002